Exhibit 10.1

AMENDMENT #11 TO RECEIVABLES SALE AGREEMENT

THIS AMENDMENT #11 (this “Amendment”), is dated as of February 10, 2009, is by and among Actuant Corporation, a Wisconsin corporation (“Parent”), GB Tools and Supplies, Inc., a Wisconsin corporation, Versa Technologies, Inc., a Delaware corporation, Kwikee Products Company, LLC, a Delaware limited liability company, Nielsen Hardware Corp., a Connecticut corporation, B.W. Elliott Manufacturing Co., LLC, a New York limited liability company, ACME Electric Corporation, a New York corporation, Atlantic Guest, Inc., a Delaware corporation, Hydratight Operations, Inc. (formerly Hydratight Sweeney, Inc. ), a Delaware corporation, Hydratight, Inc. (formerly Hydratight Sweeney Products Corporation), a Delaware corporation, D.L. Ricci Corp., a Minnesota corporation, Precision Sure-Lock, Inc., a Delaware corporation, Key Components, Inc. (successor by merger to Key Components, LLC), a New York corporation, Maxima Technologies & Systems, LLC, a Delaware limited liability company, ACME Electric Inc. (successor by merger to Actown Electrocoil, Inc.), a Delaware corporation, BH Electronics, Inc., a Tennessee corporation, Templeton, Kenly & Co., Inc., an Illinois corporation (each of the foregoing, an “Existing Originator” and collectively, the “Existing Originators”), ACME Electric Inc., a Delaware corporation, Key Components, Inc., a New York corporation (each a “New Originator” and collectively, the “New Originators”), Actuant Receivables Corporation, a Nevada corporation (“Buyer”), and Wachovia Bank, National Association, as Agent (the “Agent”), and pertains to the Receivables Sale Agreement dated as of May 30, 2001 by and among Parent, the Existing Originators and Buyer (as amended, the “Existing Agreement”). Unless defined elsewhere herein, capitalized terms used in this Amendment shall have the meanings assigned to such terms in the Existing Agreement.

PRELIMINARY STATEMENT

Each of the Existing Originators, Buyer and the New Originators has requested that Agent amend the Existing Agreement to add the New Originators as Originators, and the Agent is willing to consent to such amendment on the terms and subject to the conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual agreements herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Amendments.

(a) The New Originators are hereby added as Originators under the Existing Agreement; provided, however, that solely insofar as the New Originators are concerned: (a) any reference in the Existing Agreement to “the date hereof” or “the date of this Agreement” shall be deemed to be references to the date of this Amendment, and (b) the “Initial Cutoff Date” for the New Originators shall be deemed to be the Business Day preceding the date of this Amendment.

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(b) The definition of “Receivable” in the Existing Agreement is hereby amended and restated in its entirety to read as follows:

““Receivable” means each Account owed to an Originator (at the times it arises, and before giving effect to any transfer or conveyance under the Agreement) or to Buyer (after giving effect to the transfers under the Agreement) including, without limitation, the obligation to pay any Finance Charges with respect thereto: provided, however, that (i) with respect to Del City with regards to Actuant Corporation, only an Account arising in connection with the sale of goods or the rendering of services by its Enerpac Division, Power Packer Division, Del City Wire Division and Power Packer Automotive Division shall be included in “Receivable”, (ii) with respect to Versa Technologies, Inc., only an Account arising in connection with the sale of goods or the rendering of services by its Power Gear Division or its Milwaukee Cylinder Division shall be included in “Receivable” and (iii) with respect Key Components, Inc., no Accounts owing by Honeywell International, Inc. shall be included in “Receivable”. Indebtedness and other rights and obligations arising from any one transaction, including, without limitation, indebtedness and other rights and obligations represented by an individual invoice, shall constitute a Receivable separate from a Receivable consisting of the indebtedness and other rights and obligations arising from any other transaction; provided, further, that any indebtedness, rights or obligations referred to in the immediately preceding sentence shall be a Receivable regardless or whether the account debtor or such Originator treats such indebtedness, rights or obligations as a separate payment obligation.”

(c) Exhibit II to the Existing Agreement is hereby amended and restated in its entirety to read as set forth in Exhibit II to this Amendment.

(d) Exhibit III to the Existing Agreement is hereby amended and restated in its entirety to read as set forth in Exhibit III to this Amendment.

Section 2. Representations. In order to induce the other parties hereto to consent to this Amendment each of the Existing Originators and the New Originators hereby confirm that, as of the date of this Amendment, no event has occurred and is continuing that will constitute a Termination Event or an Unmatured Termination Event.

Section 3. Conditions Precedent. This Amendment shall become effective as of the date first above written upon the (a) receipt by the Agent of counterparts hereof, duly executed by each of the parties hereto, (b) filing of UCC financing statements against the New Originators to perfect the ownership interests conveyed by the New Originators, (c) receipt by the Agent of counterparts to Amendment #2 to the Amended and Restated Receivables Purchase Agreement, duly executed by each of the parties thereto, (d) effectiveness of (i) Amendment #20 to the Receivables Purchase Agreement of even date herewith and (ii) the Seventh Amended and Restated Collection Account Agreement of even date herewith by and among JPMorgan Chase

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Bank, N.A. and Agent and (e) payment of all outstanding legal fees and expenses of Latham & Watkins LLP.

Section 4. Miscellaneous.

4.1. CHOICE OF LAW. THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS.

4.2. CONSENT TO JURISDICTION. EACH ORIGINATOR AND BUYER HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR ILLINOIS STATE COURT SITTING IN CHICAGO, ILLINOIS IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE EXISTING AGREEMENT AS AMENDED HEREBY OR ANY DOCUMENT EXECUTED BY SUCH ORIGINATOR PURSUANT TO THIS AMENDMENT OR THE EXISTING AGREEMENT AS AMENDED HEREBY AND EACH ORIGINATOR AND BUYER HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF BUYER (OR ITS ASSIGNS) TO BRING PROCEEDINGS AGAINST ANY ORIGINATOR IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY ANY ORIGINATOR AGAINST BUYER (OR ITS ASSIGNS) OR ANY AFFILIATE THEREOF INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AMENDMENT OR THE EXISTING AGREEMENT AS AMENDED HEREBY OR ANY DOCUMENT EXECUTED BY ANY ORIGINATOR PURSUANT TO THIS AMENDMENT OR THE EXISTING AGREEMENT AS AMENDED HEREBY SHALL BE BROUGHT ONLY IN A COURT IN CHICAGO, ILLINOIS.

4.3. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AMENDMENT OR THE EXISTING AGREEMENT AS AMENDED HEREBY, ANY DOCUMENT EXECUTED BY ANY ORIGINATOR PURSUANT TO THIS AMENDMENT OR THE EXISTING AGREEMENT AS AMENDED HEREBY OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER.

4.4. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement.

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4.5. Reference To And Effect on Existing Agreement. Except as specifically modified above, the Existing Agreement and the other Transaction Documents shall remain in full force and effect and are herby ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent under the Existing Agreement or any other Transaction Documents, nor constitute a waiver of any provision of the Existing Agreement or any other Transaction Documents, except as specifically set forth herein.

<signature pages follow>

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.

ACTUANT CORPORATION

By:	/s/ Terry M. Braatz

Name:	Terry M. Braatz
Title:	Treasurer

	Address:	13000 W Silver Spring Road Milwaukee, WI 53007
		Attn:	Terry M. Braatz
		Phone:	262-373-7437
		Fax:	262-790-6820

GB TOOLS AND SUPPLIES, INC.

By:	/s/ Terry M. Braatz

Name:	Terry M. Braatz
Title:	Treasurer

	Address:	13000 W Silver Spring Road Milwaukee, WI 53007
		Attn:	Terry M. Braatz
		Phone:	262-373-7437
		Fax:	262-790-6820

VERSA TECHNOLOGIES, INC.

By:	/s/ Terry M. Braatz

Name:	Terry M. Braatz
Title:	Treasurer

	Address:	13000 W Silver Spring Road Milwaukee, WI 53007
		Attn:	Terry M. Braatz
		Phone:	262-373-7437
		Fax:	262-790-6820

[Signature Page to Amendment No. 78 to Receivables Sale Agreement]

NIELSEN HARDWARE CORP.

By:	/s/ Terry M. Braatz

Name:	Terry M. Braatz
Title:	Treasurer

	Address:	13000 W Silver Spring Road Milwaukee, WI 53007
		Attn:	Terry M. Braatz
		Phone:	262-373-7437
		Fax:	262-790-6820

KWIKEE PRODUCTS COMPANY, LLC

By:	/s/ Terry M. Braatz

Name:	Terry M. Braatz
Title:	Treasurer

	Address:	13000 W Silver Spring Road Milwaukee, WI 53007
		Attn:	Terry M. Braatz
		Phone:	262-373-7437
		Fax:	262-790-6820

B.W. ELLIOTT MANUFACTURING CO., LLC

By:	/s/ Terry M. Braatz

Name:	Terry M. Braatz
Title:	Treasurer

	Address:	13000 W Silver Spring Road Milwaukee, WI 53007
		Attn:	Terry M. Braatz
		Phone:	262-373-7437
		Fax:	262-790-6820

[Signature Page to Amendment No. 11 to Receivables Sale Agreement]

ACME ELECTRIC CORPORATION

By:	/s/ Terry M. Braatz

Name:	Terry M. Braatz
Title:	Treasurer

	Address:	13000 W Silver Spring Road Milwaukee, WI 53007
		Attn:	Terry M. Braatz
		Phone:	262-373-7437
		Fax:	262-790-6820

ATLANTIC GUEST, INC.

By:	/s/ Terry M. Braatz

Name:	Terry M. Braatz
Title:	Treasurer

	Address:	13000 W Silver Spring Road Milwaukee, WI 53007
		Attn:	Terry M. Braatz
		Phone:	262-373-7437
		Fax:	262-790-6820

HYDRATIGHT OPERATIONS, INC.

By:	/s/ Terry M. Braatz

Name:	Terry M. Braatz
Title:	Treasurer

	Address:	13000 W Silver Spring Road Milwaukee, WI 53007
		Attn:	Terry M. Braatz
		Phone:	262-373-7437
		Fax:	262-790-6820

[Signature Page to Amendment No. 11 to Receivables Sale Agreement]

HYDRATIGHT, INC.

By:	/s/ Terry M. Braatz

Name:	Terry M. Braatz
Title:	Treasurer

	Address:	13000 W Silver Spring Road
Milwaukee, WI 53007
		Attn:	Terry M. Braatz
		Phone:	262-373-7437
		Fax:	262-790-6820

D.L. RICCI CORP.

By:	/s/ Terry M. Braatz

Name:	Terry M. Braatz
Title:	Treasurer

	Address:	13000 W Silver Spring Road Milwaukee, WI 53007
		Attn:	Terry M. Braatz
		Phone:	262-373-7437
		Fax:	262-790-6820

PRECISION SURE-LOCK, INC.

By:	/s/ Terry M. Braatz

Name:	Terry M. Braatz
Title:	Treasurer

	Address:	13000 W Silver Spring Road Milwaukee, WI 53007
		Attn:	Terry Braatz
		Phone:	262-373-7437

		Fax:	262-790-6820

[Signature Page to Amendment No. 11 to Receivables Sale Agreement]

KEY COMPONENTS, INC.

By:	/s/ Terry M. Braatz

Name:	Terry M. Braatz
Title:	Treasurer

	Address:	13000 W Silver Spring Road
Milwaukee, WI 53007
		Attn:	Terry Braatz
		Phone:	262-373-7437
		Fax:	262-790-6820

MAXIMA TECHNOLOGIES & SYSTEMS, LLC

By:	/s/ Terry M. Braatz

Name:	Terry M. Braatz
Title:	Treasurer

	Address:	13000 W Silver Spring Road Milwaukee, WI 53007
		Attn:	Terry Braatz
		Phone:	262-373-7437
		Fax:	262-790-6820

ACME ELECTRIC INC.

By:	/s/ Terry M. Braatz

Name:	Terry M. Braatz
Title:	Treasurer

	Address:	13000 W Silver Spring Road Milwaukee, WI 53007
		Attn:	Terry Braatz
		Phone:	262-373-7437
		Fax:	262-790-6820

[Signature Page to Amendment No. 11 to Receivables Sale Agreement]

BH ELECTRONICS, INC.

By:	/s/ Terry M. Braatz

Name:	Terry M. Braatz
Title:	Treasurer

	Address:	13000 W Silver Spring Road
Milwaukee, WI 53007
		Attn:	Terry Braatz
		Phone:	262-373-7437
		Fax:	262-790-6820

TEMPLETON, KENLY & CO., INC.

By:	/s/ Terry M. Braatz

Name:	Terry M. Braatz
Title:	Treasurer

	Address:	13000 W Silver Spring Road Milwaukee, WI 53007
		Attn:	Terry Braatz
		Phone:	262-373-7437
		Fax:	262-790-6820

[Signature Page to Amendment No. 11 to Receivables Sale Agreement]

ACTUANT RECEIVABLES CORPORATION

By:	/s/ Patrick C. Dorn

Name:	Patrick C. Dorn
Title:	President

	Address:	3993 Howard Hughes Pkwy.
Suite 100
Las Vegas, Nevada 89109
		Attn:	Pat Dorn
		Phone:	(702) 691-2210
		Fax:	(702) 691-2236

WACHOVIA BANK, NATIONAL ASSOCIATION, AS AGENT

By:	/s/ Michael J. Landry

Name:	Michael J. Landry
Title:	Vice President

[Signature Page to Amendment No. 11 to Receivables Sale Agreement]

Exhibit II

Locations of Records;

Federal Employer Identification Numbers; Other Names

Locations of Records for Each Originator:

All Originators

13000 W Silver Spring Road

Milwaukee, WI 53007

Actuant Corporation

GB Tools and Supplies, Inc.

Versa Technologies, Inc.

Kwikee Products Company, LLC

6100 North Baker Road

Glendale, WI 53209

Nielsen Hardware Corp.

770 Wethersfield Avenue

Hartford, CT 06114

B.W. Elliott Manufacturing Co., LLC

11 Beckwith Ave.

Binghamton NY 13901

Acme Electric Corporation

528 West 21st Street

Tempe, AZ 28358

Atlantic Guest, Inc.

24 Newpark Drive

Berlin, CT 06037

EX II-1

Hydratight Operations, Inc.

Hydratight, Inc.

1102 Hall Court

Deer Park, Texas 77536

D.L. Ricci Corp.

5001 Moundview Drive

Red Wing, MN 55066

Precision Sure-Lock, Inc.

704 W Simmonds, Suite B

Seagoville, TX 75159

Key Components, Inc.

Gits:

1739 Commerce Drive

Creston, IA 50801-8900

Turner:

131 Enterprise Drive

Edwardsville, IL 62025

Marinco:

2655 Napa Valley Corporate Drive

Napa, CA 94558

Maxima Technologies & Systems, LLC

1811 Rohrerstown Rd.

Lancaster, PA 17601

ACME Electric Inc.

2414 Highview St.

Spring Grove, IL 60081

4815 West 5th Street

Lumberton, NC 28358

BH Electronics, Inc.

EX II-2

1000 McLaughlin Drive

Mumford, TN 38058

Templeton, Kenly & Co., Inc.

2525 Gardner Road

Broadview, Illinois 60155

Prior Names for Each Originator (as indicated on the public record of each Originator’s jurisdiction of organization):

Actuant Corporation:	Del City Wire Co., Inc.
GB Tools and Supplies, Inc.:	n/a
Versa Technologies, Inc.:	n/a
Nielsen Hardware Corp.	n/a
Kwikee Products Company, LLC	n/a
B.W. Elliott Manufacturing Co., LLC	n/a
Acme Electric Corporation	ACME Aerospace Corporation
Atlantic Guest, Inc.	n/a
Hydratight Operations, Inc.	Hydratight Sweeney, Inc.
Hydratight, Inc.	Hydratight Sweeney Products Corporation
D.L. Ricci Corp.	n/a
Precision Sure-Lock, Inc.	PSPT Holdings, Inc.; Precision Sure-Lock, LP (predecessor), Precision Screw Products Company (predecessor), Post Tension Product Manufacturing Co., Inc. (predecessor), Precision Intermediate Holdings, LLC (predecessor), PPT GP, LLC (predecessor)
Key Components, Inc.	Key Components, LLC, Gits Manufacturing Company, LLC, Marine Industries Company, LLC, Turner Electric, LLC
Maxima Technologies & Systems, LLC	[N/A]
ACME Electric Inc.	ACME Electric Corporation, Actown
Electrocoil, Inc.
BH Electronics, Inc.	[N/A]
Templeton, Kenly & Co., Inc.	[N/A]

Ex II-2

Exhibit III

Revised Cash Collection Structure

Ex III-1